                                                                    EXHIBIT 24.2

                           DIRECTORS AND OFFICERS OF
                                 TRANSDIGM INC.
                               POWER OF ATTORNEY

The undersigned directors and officers of TransDigm Holding Company hereby constitute and appoint Peter B. Radekevich with full power of substitution and resubstitution as attorney-in-fact for each of the undersigned, and in the name, place and stead of each of the undersigned, to execute on behalf of each of the undersigned an Annual Report on Form 10-K for the fiscal year ended September 30,1999 pursuant to Section 13 of the Securities and Exchange Act of 1934 and to execute any and all amendments to such report and to file the same, with all exhibits thereto and other documents required to be filed in connection therewith, granting to such attorney full power to act with or without the others, and to have full power and authority to do and perform, in the name and on behalf of each of the undersigned, every act whatsoever necessary, advisable or appropriate to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.


                       EXECUTED as of December 23, 1999.


/s/  Douglas W. Peacock                     /s/ William Hopkins
--------------------------------------      ----------------------------------
    Douglas W. Peacock                          William Hopkins, Director
  Chairman of the Board and
   Chief Executive Officer
(Principal Executive Officer)



  /s/ W. Nicholas Howley                     /s/ Muzzafar Mirza
--------------------------------------      ----------------------------------
     W. Nicholas Howley                          Muzzafar Mirza, Director
    President and Chief Operating Officer
     (Principal Operating Officer)

    /s/ Stephen Berger                       /s/ John W. Paxton
--------------------------------------      ----------------------------------
      Stephen Berger, Director                   John W. Paxton, Director




   /s/ Thomas R. Wall, IV
--------------------------------------
       Thomas R. Wall, IV, Director

                                       xxix